MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.







FUND LOGO







Annual Report

August 31, 1995






Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863












This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.



DEAR SHAREHOLDER

Fiscal Year in Review
For the fiscal year ended August 31, 1995, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class C Shares and Class D Shares were +18.28% and +19.15%, respectively, compared to a total return of +21.42% for the unmanaged Standard & Poor's 500 Index (S&P
500). The Fund's Class A Shares and Class B Shares had total returns of +20.55% and +19.60%, respectively, for the period since inception (October 21, 1994) through August 31, 1995, while the total return for the S&P 500 Index during this time was +23.69%. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual and aggregate total returns, see pages 4--6 of this report to shareholders.)

During the Fund's first fiscal quarter ended November 30, 1994, the Fund declined less than the S&P 500 Index. More than 40% of the stocks in the Fund's portfolio had positive total returns and six of the top ten holdings appreciated. The diversification of the stock holdings among technology, pharmaceutical, household products, cosmetics, beverage and food industries contributed positively to Fund performance. However, negative surprises by the managements of Novacare, Inc. and Fingerhut Companies, Inc. resulted in substantial stock price declines for these companies.

In the second fiscal quarter ended February 28, 1995, we were penalized by a substantial decline in the stock prices of three Mexican companies held in the Fund's portfolio. Although these three companies represented only 2.9% of the Fund's net assets on November 30, 1994, they were responsible for an approximate 1.7% loss in net asset value during the second fiscal quarter, primarily as a result of the surprising devaluation of the Mexican peso on December 20, 1994. Stock price declines for Compaq Computer Corp. and Duracell International Inc., both among the Fund's top ten holdings, also penalized Fund performance during the fiscal quarter. The Fund showed positive total returns for the February quarter although these results were significantly less than the positive return of the S&P 500 Index. Valuations of the stocks in both the technology and financial services sectors, which were reduced significantly in terms of percentage weighting in the Fund during the February quarter, continued to rise throughout the three-month period.

The positive total returns of the Fund's shares were less than the total return for the unmanaged S&P 500 Index in the Fund's third fiscal quarter ended May 31, 1995. This was in response to the Fund's underweighting of the financial services and technology sectors as compared to the S&P 500 at the beginning of the period. Many of the companies in the financial services (banks, insurance and mortgage finance) and technology sectors appeared to have stock valuations which we believed were close to relative record high levels. Consequently, we have attempted to be selective and conservatively weighted in terms of the Fund's investment exposure in these sectors.

During the August 31, 1995 quarter, the Fund achieved its best performance relative to the S&P 500 during the fiscal year. The positive contributions to performance were distributed among companies in several industries. Among the most important contributors to the Fund's performance were Amgen, Inc., Electronic Arts Inc., Compaq Computer Corp., First Financial Management Corp., Bay Networks Inc., Hewlett-Packard Co., MCI Communications Corp., Capital Cities/ABC, Inc., Pfizer Inc. and 3Com Corp. Both absolute and relative performance were hampered by a relatively modest exposure of 17.3% of net assets to the technology sector at the outset of the quarter.

The Environment
During the August 31, 1995 quarter, there was a rebound in the rate of growth of consumer spending. Residential housing and motor vehicle sales rose in response to lower mortgage financing rates and substantial purchase incentives by the major automobile companies. A low rate of overall growth in gross national product reflected reduced manufacturing activity to pare consumer durable goods inventories. Consumer demand for personal computers, air conditioners and electric power was strong during the summer months.

Consumer demand for multimedia personal computers in Europe and Japan also has started to become a meaningful growth factor for the personal computer industry. Department store sales suffered, however, from a continuation of reduced levels of apparel and other consumer non-durable goods purchases. Corporate capital investment on a global basis in networked computers, telecommunication equipment and software appears to continue at a rapid pace. The recent rise in the foreign exchange value of the US dollar may be having some effect on reducing the prices of imported industrial supplies. The economic outlook appears to hold forth the prospects for both moderate real growth and inflation. The Federal Reserve Board started to lower the Federal Funds rate in early July to reflect these prospects.

Investment Strategy
We made some significant changes in the Fund's industry emphasis and company holdings during the August quarter. We eliminated the Fund's weightings in the broadcast-cable and broadcast-media industries during the August quarter. It appears to us that the tele-communications legislation being promulgated in Washington, DC, will have more negative than positive implications for the broadcast-cable and local exchange telecommunication companies. On the other hand, it appears that the major television and radio broadcast networks will benefit.

The pharmaceutical industry continues to be the Fund's most important industry weighting at 11.6% of net assets at the end of the August quarter compared to 6.7% at May 31, 1995. The computer industry weighting has declined from 6.4% of net assets at the outset of the quarter to 4.4% by August quarter-end. The top ten industries represented 50.4% of net assets on August 31, 1995, compared to 52.3% on May 31, 1995. The technology sector of the Fund was 19.1% of net assets on August 31, 1995, compared to 17.3% on May 31, 1995. Finally, the consumer nondurables and service industry sectors were equal to 57.9% of net assets at the end of the August quarter compared to 59.2% on May 31, 1995. (See page 9 of this report for a complete listing.) These companies as well as the companies in other sectors are large-capitalization, high-quality, global growth companies. Cash reserves stood at 7.5% of net assets at August quarter-end compared to 3.9% at the end of the May quarter.

Portfolio Matters
We held the common stock and convertible debt securities of 46 companies at the end of the August quarter, compared to 49 companies at the end of the May quarter. During the August quarter, we added seven new companies to the Fund and eliminated ten holdings. We eliminated, with capital gains, our holdings in TCI Communications, Inc. and Time Warner Inc. These sales stemmed from concerns about future competition and lower rates of return deriving from deregulation as a result of Federal telecommunications legislation. We made an investment in Capital Cities/ABC, Inc. because of the potential increase in growth rates and returns as a result of the same Federal legislation, which is likely to further deregulate and benefit the major television and radio networks. Shortly thereafter, The Walt Disney Co. announced the proposed purchase of Capital Cities/ABC, Inc. so we sold the Capital Cities/ABC, Inc. holding at a substantial capital gain and reinvested part of the proceeds in The Walt Disney Co., which we believe will benefit from the proposed acquisition. Other companies which we eliminated because we believed the stock valuations were relatively high include 3Com Corp., Countrywide Credit Industries, Inc., Electronic Arts Inc., General Mills, Inc. and Kellogg Co. Capital gains were realized on all of these transactions with the exception of the General Mills, Inc. holding where we realized a minor capital loss. Subsequent to the announced intention by Time Warner Inc.'s management to make a friendly acquisition of Turner Broadcasting System, Inc., we sold the Fund's holding of Turner Broadcasting at a capital gain.

The other five new companies added to the Fund during the August quarter were Johnson & Johnson, Merck & Co., Inc., Times Mirror Co., Upjohn Co. and Viacom, Inc. Johnson & Johnson has an attractive valuation in comparison to continued positive earnings surprises and a relatively high double-digit rate of growth in earnings. We added Merck & Co., Inc. to the Fund because of the potential for future upward revisions in growth estimates as a result of important new products. We added Times Mirror to the portfolio in response to the potential for future positive earnings surprises resulting from the efforts of a new chief executive. Our investment in Upjohn Co., subsequent to management's announcement of a proposed merger with a major European pharmaceutical company, is based on expectations of a rapid rise in earnings from downsizing and restructuring of the combined companies. Our investment in Viacom, Inc. reflects what we believe is a very attractive valuation for one of the major entertainment companies with potentially one of the most rapid rates of growth in cash flow and earnings over the next five years.

In Conclusion
If the current modest real growth and moderate inflation continue, investors may focus more selectively on those companies where managements produce attractive relative rates of growth in earnings. Our investment focus is on the largest, best-managed global growth companies which should, in most cases, be able to manage their operating results through any periods of slowdown in business activity in individual geographic and product/service markets.

We thank you for your continued investment in Merrill Lynch
Fundamental Growth Fund, Inc., and we look forward to updating you on our investment strategy and activities in the Fund's next quarterly report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and Portfolio Manager


October 2, 1995

IMPORTANT TAX INFORMATION (unaudited)


The following information summarizes all the per share distributions paid by Merrill Lynch Fundamental Growth Fund, Inc. during its taxable year ended August 31, 1995:

                                Qualifying      Non-Qualifying        Total           Long-Term
Record          Payable          Ordinary          Ordinary          Ordinary          Capital
 Date            Date             Income            Income            Income            Gains
12/12/94        12/20/94         $.026215          $.024399          $.050614          $.255226


Please retain this information for your records.




PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. If you were a Class B shareholder prior to October 21, 1994, your Class B shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 5 and the "Recent Performance Results" table on page 6. Data for Class A Shares and Class B Shares are also presented in the "Aggregate Total Return" tables on page 5. Data for the Fund's Class C and Class D Shares are presented in the "Performance Summary" and the "Average Annual Total Return" tables on pages 5 and 6.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the since inception and 3-month periods ended August 31, 1995 and for Class C and Class D Shares for the 12-month and 3-month periods ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                        10/21/94**         8/95

ML Fundamental Growth Fund, Inc.++--
Class A Shares*                          $ 9,475          $11,422

ML Fundamental Growth Fund, Inc.++--
Class B Shares*                          $10,000          $11,560

S&P 500 Total Return Index++++           $10,000          $12,369



A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:


                                        10/21/94**         8/95

ML Fundamental Growth Fund, Inc.++--
Class C Shares*                          $10,000          $11,780

ML Fundamental Growth Fund, Inc.++--
Class D Shares*                          $ 9,475          $11,391

S&P 500 Total Return Index++++           $10,000          $13,761


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Merrill Lynch Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks.
    Past performance is not predictive of future performance.




Aggregate Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/21/94)
through 6/30/95                           +14.86%         +8.83%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (10/21/94)
through 6/30/95                           +14.14%        +10.14%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Average Annual Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/95                        +21.41%        +20.41%
Inception (12/24/92)
through 6/30/95                           + 4.77         + 4.77

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/95                        +22.35%        +15.93%
Inception (12/24/92)
through 6/30/95                           + 5.58         + 3.35

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                                       12 Month     3 Month
                                                               8/31/95      5/31/95      8/31/94++    % Change++    % Change
ML Fundamental Growth Fund, Inc. Class A Shares*                $11.66       $10.63        $9.99       +19.91%(1)     +9.69%
ML Fundamental Growth Fund, Inc. Class B Shares*                 11.40        10.41         9.85       +18.96(1)      +9.51
ML Fundamental Growth Fund, Inc. Class C Shares*                 11.40        10.41         9.96       +17.64(1)      +9.51
ML Fundamental Growth Fund, Inc. Class D Shares*                 11.64        10.61        10.09       +18.52(1)      +9.71
Standard & Poor's 500 Index**                                   561.88       533.41       475.49       +18.17         +5.34
ML Fundamental Growth Fund, Inc. Class A Shares--Total Return*                                         +20.55(2)      +9.69
ML Fundamental Growth Fund, Inc. Class B Shares--Total Return*                                         +19.60(2)      +9.51
ML Fundamental Growth Fund, Inc. Class C Shares--Total Return*                                         +18.28(2)      +9.51
ML Fundamental Growth Fund, Inc. Class D Shares--Total Return*                                         +19.15(2)      +9.71
Standard & Poor's 500 Index--Total Return**                                                            +21.42         +6.04


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. ++Investment results shown for Class A and Class B Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.255 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.051 per share ordinary income dividends and $0.255 per share capital gains distributions.



Performance Summary--Class C Shares***

                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed    Dividends Paid*  % Change**
12/24/92-12/31/92                  $10.00      $ 9.92        --             --            - 0.80%
1993                                 9.92       10.43        --             --            + 5.14
1994                                10.43        9.46      $0.255         $0.051          - 6.28
1/1/95-8/31/95                       9.46       11.40        --             --            +20.51
                                                           ------         ------
                                                     Total $0.255   Total $0.051

                                                   Cumulative total return as of 8/31/95: +17.80%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class B Shares of the Fund outstanding prior to October 21, 1994 were redesignated Class C Shares.



Performance Summary--Class D Shares***
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed    Dividends Paid*  % Change**
12/24/92-12/31/92                  $10.00      $ 9.92        --             --            - 0.80%
1993                                 9.92       10.51        --             --            + 5.95
1994                                10.51        9.61      $0.255         $0.051          - 5.56
1/1/95-8/31/95                       9.61       11.64        --             --            +21.12
                                                           ------         ------
                                                     Total $0.255   Total $0.051

                                                   Cumulative total return as of 8/31/95: +20.22%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated Class D Shares.

SCHEDULE OF INVESTMENTS
                                                                                                           Value    Percent of
Industries                 Shares Held                  Stocks & Bonds                     Cost          (Note 1a)  Net Assets
Advertising                     45,000     Interpublic Group of Companies, Inc.        $  1,610,850     $  1,749,375    1.2%


Automotive & Truck              20,000     Ek Chor China Motorcycle Co. Ltd. (ADR)(a)       734,300          397,500    0.3


Banking & Financial             10,000     State Street Boston Corp.                        352,275          368,750    0.3


Beverages                       70,000     The Coca-Cola Co.                              3,849,200        4,497,500    3.2
                                55,000     PepsiCo, Inc.                                  2,198,500        2,488,750    1.7
                                                                                       ------------     ------------  ------
                                                                                          6,047,700        6,986,250    4.9


Chemical Producers              80,000     Duracell International Inc.                    3,469,407        3,570,000    2.5
                                30,000     Great Lakes Chemical Corp.                     1,962,268        1,983,750    1.4
                                                                                       ------------     ------------  ------
                                                                                          5,431,675        5,553,750    3.9


Communications                 100,000   ++Bay Networks Inc.                              3,968,563        4,737,500    3.3


Computers                      100,000   ++Compaq Computer Corp.                          3,762,873        4,775,000    3.3
                                20,000     Hewlett-Packard Co.                            1,514,950        1,600,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          5,277,823        6,375,000    4.4


Consumer Products &            105,000   ++CUC International, Inc.                        2,296,189        3,583,125    2.5
Services


Cosmetics                      100,000     The Gillette Co.                               3,875,150        4,175,000    2.9
                                40,000     International Flavors & Fragrances Inc.        1,814,597        1,915,000    1.3
                                                                                       ------------     ------------  ------
                                                                                          5,689,747        6,090,000    4.2


Electrical Equipment            10,000     Emerson Electric Co.                             658,040          713,750    0.5


Electronics                     90,000     Intel Corp.                                    4,522,225        5,523,750    3.9

Entertainment                   25,000   ++Viacom, Inc. (Class A)                         1,210,525        1,215,625    0.8
                                40,000     The Walt Disney Co.                            2,415,368        2,245,000    1.6
                                                                                       ------------     ------------  ------
                                                                                          3,625,893        3,460,625    2.4


Financial Services             100,000     The Travelers Group Inc.                       4,443,567        4,800,000    3.4


Food                            10,000     Wrigley (Wm.) Jr. Co. (Class B)                  436,070          451,250    0.3


Food Merchandising              75,000     Albertson's, Inc.                              2,150,222        2,390,625    1.7


Hotel                          100,000     Marriott International, Inc.                   3,394,490        3,550,000    2.5


Household Products              10,000     Colgate-Palmolive Co.                            696,062          680,000    0.5
                                60,000     Procter & Gamble Co.                           3,911,888        4,162,500    2.9
                                                                                       ------------     ------------  ------
                                                                                          4,607,950        4,842,500    3.4


SCHEDULE OF INVESTMENTS (continued)
                          Shares Held/                                                                     Value    Percent of
Industries                Face Amount                   Stocks & Bonds                     Cost          (Note 1a)  Net Assets
Information Processing          35,000     First Financial Management Corp.            $  2,156,956     $  3,154,375    2.2%
                                75,000     General Motors Corp. (Class E)                 3,096,100        3,496,875    2.5
                                                                                       ------------     ------------  ------
                                                                                          5,253,056        6,651,250    4.7


Insurance                       65,000     American International Group, Inc.             4,783,093        5,240,625    3.7


Leisure                         60,000     PolyGram N.V. (ADR) (a)                        2,789,132        3,675,000    2.6


Medical--Technology             30,000   ++Haemonetics Corp.                                751,330          645,000    0.5
                                55,000     Johnson & Johnson                              3,848,050        3,795,000    2.7
                                                                                       ------------     ------------  ------
                                                                                          4,599,380        4,440,000    3.2

Oil Services                    40,000     Schlumberger Ltd.                              2,438,770        2,580,000    1.8


Pharmaceuticals                100,000   ++Amgen, Inc.                                    3,273,581        4,787,500    3.4
                                50,000     Merck & Co., Inc.                              2,388,000        2,493,750    1.7
                               100,000     Pfizer Inc.                                    3,889,338        4,937,500    3.5
                               100,000     Upjohn Co.                                     4,262,940        4,237,500    3.0
                                                                                       ------------     ------------  ------
                                                                                         13,813,859       16,456,250   11.6


Photography                     60,000     Eastman Kodak Co.                              3,209,725        3,457,500    2.4


Pollution Control               70,000     WMX Technologies Inc.                          2,051,425        2,056,250    1.4


Publishing                      10,000   ++Scholastic Corp.                                 455,625          612,500    0.4
                               125,000     Times Mirror Co. (Class A)                     3,407,785        3,828,125    2.7
                                                                                       ------------     ------------  ------
                                                                                          3,863,410        4,440,625    3.1


Restaurant                      25,000     McDonald's Corp.                                 912,925          912,500    0.6


Retail Specialty                35,000     The Pep Boys--Manny, Moe & Jack                1,166,513          962,500    0.7
                             $ 350,000     The Pep Boys--Manny, Moe & Jack,
                                           Convertible Bond, 4% due 9/01/1999               350,000          332,500    0.2
                               165,000   ++Staples Inc.                                   2,450,364        4,207,500    3.0
                               100,000   ++Toys 'R' Us, Inc.                              2,626,260        2,600,000    1.8
                                                                                       ------------     ------------  ------
                                                                                          6,593,137        8,102,500    5.7


Software--Computer              50,000   ++Microsoft Corp.                                4,676,162        4,618,750    3.2


Telecommunications             200,000     MCI Communications Corp.                       4,515,146        4,800,000    3.4


Toys                           150,000     Mattel, Inc.                                   3,553,505        4,350,000    3.1


Travel & Lodging               100,000     Carnival Corporation (Class A)                 2,290,068        2,175,000    1.5


                                           Total Stocks & Bonds                         120,590,372      135,530,000   95.1

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                           Value    Percent of
                           Face Amount          Short-Term Securities                      Cost          (Note 1a)  Net Assets
Commercial Paper*           $5,120,000     General Electric Capital Corp.,
                                           5.82% due 9/01/1995                         $  5,120,000     $  5,120,000    3.6%


US Government &              2,500,000     Federal Home Loan Bank, 5.62% due
Agency Obligations*                        9/26/1995                                      2,490,243        2,490,243    1.8
                             3,000,000     Federal National Mortgage Association,
                                           5.64% due 9/13/1995                            2,994,360        2,994,360    2.1


                                           Total Short-Term Securities                   10,604,603       10,604,603    7.5


Total Investments                                                                      $131,194,975      146,134,603  102.6
                                                                                       ------------
Liabilities in Excess of Other Assets                                                                     (3,647,903)  (2.6)
                                                                                                        ------------  ------
Net Assets                                                                                              $142,486,700  100.0%
                                                                                                        ============  ======


  *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
 ++Non-income producing security.

   See Notes to Financial Statements.



PORTFOLIO INFORMATION


Ten Largest Holdings                Percent of
(Equity Investments)                Net Assets

Intel Corp.                             3.9%
American International Group, Inc.      3.7
Pfizer Inc.                             3.5
MCI Communications Corp.                3.4
The Travelers Group Inc.                3.4
Amgen, Inc.                             3.4
Compaq Computer Corp.                   3.3
Bay Networks Inc.                       3.3
Microsoft Corp.                         3.2
The Coca-Cola Co.                       3.2

                                    Percent of
Ten Largest Industries              Net Assets

Pharmaceuticals                        11.6%
Retail Specialty                        5.7
Beverages                               4.9
Information Processing                  4.7
Computers                               4.4
Cosmetics                               4.2
Chemical Producers                      3.9
Electronics                             3.9
Insurance                               3.7
Household Products                      3.4


Equity Portfolio Changes for the Quarter Ended
August 31, 1995

Additions

*Capital Cities/ABC, Inc.
 Johnson & Johnson
 Merck & Co., Inc.
 Times Mirror Co. (Class A)
 Upjohn Co.
 Viacom, Inc. (Class A)
 The Walt Disney Co.


Deletions

 3Com Corp.
*Capital Cities/ABC, Inc.
 Countrywide Credit Industries, Inc.
 Darden Restaurants Inc.
 Electronic Arts, Inc.
 General Mills, Inc.
 Kellogg Co.
 TCI Communications, Inc. (Class A)
 Time Warner Inc.
 Turner Broadcasting System, Inc.

[FN]
*Added and deleted in the same quarter.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$131,194,975) (Note 1a)                         $146,134,603
                    Receivables:
                      Securities sold                                                      $  4,685,584
                      Capital shares sold                                                       605,651
                      Dividends                                                                 153,323
                      Interest                                                                    7,000        5,451,558
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      45,693
                    Prepaid registration fees and other assets (Note 1f)                                          66,972
                                                                                                            ------------
                    Total assets                                                                             151,698,826
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    8,245,722
                      Capital shares redeemed                                                   275,485
                      Distributor (Note 2)                                                       91,606
                      Investment adviser (Note 2)                                                75,535        8,688,348
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       523,778
                                                                                                            ------------
                    Total liabilities                                                                          9,212,126
                                                                                                            ------------


Net Assets:         Net assets                                                                              $142,486,700
                                                                                                            ============


Net Assets          Class A Shares of capital stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $    182,556
                    Class B Shares of capital stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   559,381
                    Class C Shares of capital stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   388,028
                    Class D Shares of capital stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   113,658
                    Paid-in capital in excess of par                                                         124,581,701
                    Accumulated investment loss--net                                                            (647,006)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                 2,368,754
                    Unrealized appreciation on investments--net                                               14,939,628
                                                                                                            ------------
                    Net assets                                                                              $142,486,700
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $21,287,507 and 1,825,560
                             shares of capital stock outstanding                                            $      11.66
                                                                                                            ============
                    Class B--Based on net assets of $63,748,494 and 5,593,805
                             shares of capital stock outstanding                                            $      11.40
                                                                                                            ============
                    Class C--Based on net assets of $44,220,150 and 3,880,283
                             shares of capital stock outstanding                                            $      11.40
                                                                                                            ============
                    Class D--Based on net assets of $13,230,549 and 1,136,577
                             shares of capital stock outstanding                                            $      11.64
                                                                                                            ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 1995
Investment          Dividends (net of $5,168 foreign withholding tax)                                       $    863,232
Income              Interest and discount earned                                                                 468,462
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               1,331,694
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                                            560,426
                    Account maintenance and distribution fees--Class C (Note 2)                                  409,486
                    Account maintenance and distribution fees--Class B (Note 2)                                  295,005
                    Printing and shareholder reports                                                             143,693
                    Transfer agent fees--Class C (Note 2)                                                        104,571
                    Registration fees (Note 1f)                                                                   97,250
                    Professional fees                                                                             84,708
                    Transfer agent fees--Class B (Note 2)                                                         79,935
                    Accounting services (Note 2)                                                                  72,042
                    Directors' fees and expenses                                                                  25,420
                    Account maintenance fees--Class D (Note 2)                                                    23,581
                    Transfer agent fees--Class D (Note 2)                                                         20,372
                    Amortization of organization expenses (Note 1f)                                               20,308
                    Transfer agent fees--Class A (Note 2)                                                         14,857
                    Custodian fees                                                                                12,471
                    Other                                                                                         14,575
                                                                                                            ------------
                    Total expenses                                                                             1,978,700
                                                                                                            ------------
                    Investment loss--net                                                                        (647,006)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                     $  2,630,816
(Loss) on             Foreign currency transactions--net                                            (51)       2,630,765
Investments &                                                                              ------------
Foreign             Change in unrealized depreciation on investments--net                                     15,920,146
Currency                                                                                                    ------------
Transactions        Net Increase in Net Assets Resulting from Operations                                    $ 17,903,905
--Net (Notes 1b,                                                                                            ============
1c, 1e & 3):


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment loss--net                                                   $   (647,006)     $  (214,924)
                    Realized gain on investments and foreign currency
                    transactions--net                                                         2,630,765        2,028,567
                    Change in unrealized depreciation on investments--net                    15,920,146         (964,529)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     17,903,905          849,114
                                                                                           ------------     ------------


Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                   (81,095)              --
(Note 1g):            Class B                                                                  (445,476)              --
                      Class C                                                                (1,196,817)              --
                      Class D                                                                  (213,366)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                             (1,936,754)              --
                                                                                           ------------     ------------


Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                             70,633,396        2,371,410
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase in net assets                                             86,600,547        3,220,524
                    Beginning of year                                                        55,886,153       52,665,629
                                                                                           ------------     ------------
                    End of year                                                            $142,486,700     $ 55,886,153
                                                                                           ============     ============


                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived                                         For the Period
from information provided in the financial statements.                                          October 21, 1994++
                                                                                              to August 31, 1995++++
Increase (Decrease) in Net Asset Value:                                                      Class A         Class B
Per Share           Net asset value, beginning of period                                   $       9.99     $       9.85
Operating                                                                                  ------------     ------------
Performance:          Investment loss--net                                                           --             (.09)
                      Realized and unrealized gain on investments and
                      foreign currency transactions--net                                           1.98             1.95
                                                                                           ------------     ------------
                    Total from investment operations                                               1.98             1.86
                                                                                           ------------     ------------
                    Less distributions from realized gain on investments--net                      (.31)            (.31)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      11.66     $      11.40
                                                                                           ============     ============


Total Investment    Based on net asset value per share                                           20.55%+++        19.60%+++
Return:**                                                                                  ============     ============


Ratios to           Expenses, excluding account maintenance and distribution fees                 1.46%*           1.48%*
Average Net                                                                                ============     ============
Assets:             Expenses                                                                      1.46%*           2.48%*
                                                                                           ============     ============
                    Investment income (loss)--net                                                 0.02%*          (.95)%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $     21,288     $     63,748
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           80.41%           80.41%
                                                                                           ============     ============

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.

                    See Notes to Financial Statements.

Financial Highlights (continued)
                                                                                                  Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Dec. 24,
from information provided in the financial statements.                                 For the Year            1992++ to
                                                                                     Ended August 31,           Aug. 31,
Increase (Decrease) in Net Asset Value:                                             1995++++      1994++++        1993++++
Per Share           Net asset value, beginning of period                         $   9.96       $   9.86        $  10.00
Operating                                                                        --------       --------        --------
Performance:          Investment loss--net                                           (.09)          (.05)           (.05)
                      Realized and unrealized gain (loss) on investments
                      and foreign currency transactions--net                         1.84            .15            (.09)
                                                                                 --------       --------        --------
                    Total from investment operations                                 1.75            .10            (.14)
                                                                                 --------       --------        --------
                    Less distributions from realized gain on
                    investments--net                                                 (.31)            --              --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  11.40       $   9.96        $   9.86
                                                                                 ========       ========        ========


Total Investment    Based on net asset value per share                             18.28%          1.01%          (1.40%)+++
Return:**                                                                        ========       ========        ========


Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                               1.44%          1.35%           1.79%*
                                                                                 ========       ========        ========
                    Expenses                                                        2.44%          2.35%           2.79%*
                                                                                 ========       ========        ========
                    Investment loss--net                                            (.88%)         (.52%)          (.83%)*
                                                                                 ========       ========        ========


Supplemental        Net assets, end of period (in thousands)                     $ 44,220       $ 47,263        $ 45,736
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             80.41%        112.68%          64.09%
                                                                                 ========       ========        ========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                                  Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Dec. 24,
from information provided in the financial statements.                                 For the Year            1992++ to
                                                                                     Ended August 31,           Aug. 31,
Increase (Decrease) in Net Asset Value:                                             1995++++      1994++++        1993++++
Per Share           Net asset value, beginning of period                         $  10.09       $   9.91        $  10.00
Operating                                                                        --------       --------        --------
Performance:          Investment income (loss)--net                                  (.01)           .03              --
                      Realized and unrealized gain (loss) on investments
                      and foreign currency transactions--net                         1.87            .15            (.09)
                                                                                 --------       --------        --------
                    Total from investment operations                                 1.86            .18            (.09)
                                                                                 --------       --------        --------
                    Less distributions from realized gain on
                    investments--net                                                 (.31)            --              --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  11.64       $  10.09        $   9.91
                                                                                 ========       ========        ========


Total               Based on net asset value per share                             19.15%          1.82%           (.90%)+++
Investment                                                                       ========       ========        ========
Return:**


Ratios to           Expenses, excluding account maintenance fees                    1.40%          1.33%           1.78%*
Average                                                                          ========       ========        ========
Net Assets:         Expenses                                                        1.65%          1.58%           2.03%*
                                                                                 ========       ========        ========
                    Investment income (loss)--net                                   (.10%)          .31%           (.04%)*
                                                                                 ========       ========        ========


Supplemental        Net assets, end of period (in thousands)                     $ 13,231       $  8,623        $  6,930
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             80.41%        112.68%          64.09%
                                                                                 ========       ========        ========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the remaining average daily net assets. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitations at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended August 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                               $  541        $ 6,693
Class D                               $6,751        $91,433


For the year ended August 31, 1995, MLPF&S received contingent deferred sales charges of $61,480 and $10,532 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $21,850 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, MLFDS, PSI, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $132,812,639 and $64,906,083, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:

                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains

Long-term investments             $ 2,630,961    $14,939,628
Short-term investments                   (145)            --
Foreign currency transactions             (51)            --
                                  -----------    -----------
Total                             $ 2,630,765    $14,939,628
                                  ===========    ===========


As of August 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $14,933,383, of which $16,062,112 related to appreciated securities and $1,128,729 related to depreciated securities. At August 31, 1995, the aggregate cost of investments for Federal income tax purposes was $131,201,220.

4. Shares of Beneficial Interest:
Net increase in net assets derived from capital share transactions for the years ended August 31, 1995 and August 31, 1994 were $70,633,396 and $2,371,410, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                       Dollar
Oct. 21, 1994++ to August 31, 1995    Shares        Amount

Shares sold                         2,009,549    $21,624,913
Shares issued to share-
holders in reinvestment
of distributions                        8,261         76,992
                                  -----------    -----------
Total issued                        2,017,810     21,701,905
Shares redeemed                      (192,250)    (2,043,907)
                                  -----------    -----------
Net increase                        1,825,560    $19,657,998
                                  ===========    ===========

[FN]
++Commencement of Operations.

Class B Shares for the Period                       Dollar
Oct. 21, 1994++ to August 31, 1995    Shares        Amount

Shares sold                         8,004,244    $80,928,047
Shares issued to share-
holders in reinvestment
of distributions                       46,613        427,439
                                  -----------    -----------
Total issued                        8,050,857     81,355,486
Shares redeemed                    (2,444,266)   (24,442,131)
Automatic conversion
of shares                             (12,786)      (131,315)
                                  -----------    -----------
Net increase                        5,593,805    $56,782,040
                                  ===========    ===========

[FN]
++Commencement of Operations.



Class C Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         2,740,277    $27,157,046
Shares issued to share-
holders in reinvestment
of distributions                      115,667      1,060,667
                                  -----------    -----------
Total issued                        2,855,944     28,217,713
Shares redeemed                    (3,721,745)   (36,946,754)
                                  -----------    -----------
Net decrease                         (865,801)   $(8,729,041)
                                  ===========    ===========



Class C Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                         2,123,924    $20,737,115
Shares redeemed                    (2,017,787)   (19,872,529)
                                  -----------    -----------
Net increase                          106,137    $   864,586
                                  ===========    ===========

Class D Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           695,327    $ 7,169,960
Automatic conversion
of shares                              12,554        131,315
Shares issued to share-
holders in reinvestment
of distributions                       19,040        177,267
                                  -----------    -----------
Total issued                          726,921      7,478,542
Shares redeemed                      (445,171)    (4,556,143)
                                  -----------    -----------
Net increase                          281,750    $ 2,922,399
                                  ===========    ===========



Class D Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                           556,921    $ 5,502,292
Shares redeemed                      (401,467)    (3,995,468)
                                  -----------    -----------
Net increase                          155,454    $ 1,506,824
                                  ===========    ===========


As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares. There were 676,497 shares redesignated amounting to $6,699,703. In addition, Class B Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class C Shares. There were 2,449,771 shares redesignated amounting to $24,321,655.




<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
Merrill Lynch Fundamental Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



(Ernst & Young LLP)
Ernst & Young LLP

Princeton, New Jersey
September 29, 1995